SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Pizza Inn Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Mark E. Schwarz	Pizza Inn Holdings, Inc.

Chairman of the Board	3551 Plano Parkway

Charles R. Morrison	The Colony, TX 75056

Chief Executive Officer and President	www.pizzainn.com

To our Shareholders:

We are pleased to invite you to the 2011 Annual Meeting of Shareholders of Pizza Inn Holdings, Inc. to be held in the Preston Meeting Room of the Sheraton Stonebriar Hotel, 5444 State Highway 121, Frisco, Texas, on Wednesday, December 14, 2011, at 10:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important.  Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. To vote your shares, you may use the enclosed proxy card, vote via the Internet or telephone or attend the special meeting and vote in person.  On behalf of our board of directors, we urge you to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, even if you currently plan to attend the annual meeting. This will help to ensure your representation at the annual meeting.  Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Pizza Inn Holdings, Inc.

Sincerely,

Mark E. Schwarz	Charles R. Morrison
Chairman of the Board	Chief Executive Officer and President

PIZZA INN HOLDINGS, INC.
3551 PLANO PARKWAY
THE COLONY, TEXAS 75056
(469) 384-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Shareholders:

Please note that, effective September 25, 2011, we converted our corporate organization to a new holding company structure.  As a result, Pizza Inn, Inc. has become a wholly-owned subsidiary of our new parent company, Pizza Inn Holdings, Inc., a Missouri corporation.  All outstanding shares of the common stock of Pizza Inn, Inc. were automatically converted, on a share-for-share basis, into identical shares of the common stock of Pizza Inn Holdings, Inc. and continue to be evidenced by currently outstanding certificates and listed on the Nasdaq Capital Market under the symbol “PZZI.”  The charter, bylaws, directors and executive officers of the new holding company are the same as those of Pizza Inn, Inc. immediately prior to the restructuring.  As a result, the rights, privileges and interests of the stockholders of Pizza Inn, Inc. were unaffected by the conversion to this new holding company structure.  As used herein, “Company” refers to Pizza Inn Holdings, Inc. or its predecessor, Pizza Inn, Inc., as the context requires.

Time and Date	10:00 a.m., local time, on Wednesday, December 14, 2011.

Place	Sheraton Stonebriar Hotel
Preston Meeting Room
5444 State Highway 121
Frisco, Texas

(1) To elect seven directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified;

(2) To ratify the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2012; and

(3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

You are entitled to vote only if you were a Company shareholder as of the close of business on October 19, 2011 (the “Record Date”).  At the close of business on the Record Date, there were 8,010,919 outstanding shares of Common Stock, $.01 par value per share, of the Company.  No other class of securities of the Company is entitled to notice of, or to vote at, the annual meeting.

You are entitled to attend the annual meeting only if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the annual meeting.  You should be prepared to offer proof of identification for admittance.  If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, we may verify your ownership as of the Record Date prior to admitting you to the meeting.  If you are not a shareholder of record but hold your shares through a broker, trustee or nominee (i.e., in “street name”), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to October 19, 2011, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  The Company may refuse admission to the annual meeting to anyone who does not provide proper identification upon request.

Voting
Your vote is very important.  Whether or not you plan to attend the annual meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible.  You may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided or, in most cases, by using the telephone or Internet.  For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers – Voting Information in the accompanying proxy statement and the instructions on the accompanying proxy card.

By order of the Board of Directors,

Nancy A. Ellefson
Vice President of Finance, Principal Accounting Officer
and Secretary
The Colony, Texas
November 2, 2011

This Notice of Annual Meeting and Proxy Statement and form of proxy are first being distributed on or about November 2, 2011.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 14, 2011

Pizza Inn Holdings, Inc., a Missouri corporation, is soliciting proxies to be voted at the Annual Meeting of Shareholders to be held in the Preston Meeting Room of the Sheraton Stonebriar Hotel, 5444 State Highway 121, Frisco, Texas, on Wednesday, December 14, 2011, at 10:00 a.m., local time, and at any  postponement or adjournment thereof.  This Proxy Statement and the enclosed form of proxy are first being sent or given to the Company's shareholders on or about November 2, 2011.

Effective September 25, 2011, we converted our corporate organization to a new holding company structure.  As a result, Pizza Inn, Inc. has become a wholly-owned subsidiary of our new parent company, Pizza Inn Holdings, Inc., a Missouri corporation.  All outstanding shares of the common stock of Pizza Inn, Inc. were automatically converted, on a share-for-share basis, into identical shares of the common stock of Pizza Inn Holdings, Inc. and continue to be evidenced by currently outstanding certificates and listed on the Nasdaq Capital Market under the symbol “PZZI.”  The charter, bylaws, directors and executive officers of the new holding company are the same as those of Pizza Inn, Inc. immediately prior to the restructuring.  As a result, the rights, privileges and interests of the stockholders of Pizza Inn, Inc. were unaffected by the conversion to this new holding company structure.  As used herein, “Company” refers to Pizza Inn Holdings, Inc. or its predecessor, Pizza Inn, Inc., as the context requires.

QUESTIONS AND ANSWERS

Proxy Materials

1.             Why am I receiving these materials?

The board of directors (the “Board”) of the Company is providing these proxy materials to you in connection with the Company’s annual meeting of shareholders, which is scheduled to take place on Wednesday, December 14, 2011, at 10:00 a.m., local time.  As a shareholder, you are invited to attend the annual meeting and are entitled and requested to vote on the items of business described in this proxy statement.

2.             What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and Board committees, the compensation of directors and executive officers and other required information.

3.             How may I obtain the Company’s Form 10-K and other financial information?

A copy of our 2011 Annual Report, which includes our Form 10-K for the fiscal year ended June 26, 2011, is enclosed.  Shareholders may request another free copy of our 2011 Annual Report from:

Pizza Inn Holdings, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Alternatively, current and prospective investors can access the 2011 Annual Report on the Investor Relations page of our web site at: www.pizzainn.com.

We will also furnish any exhibit to the 2011 Form 10-K, if specifically requested.

4.             How may I obtain a separate set of proxy materials?

If you share an address with another shareholder, you may receive only one set of proxy materials (including our 2011 Annual Report) unless you have provided contrary instructions.  If you hold shares beneficially in “street name” and you wish to receive a separate set of proxy materials in the future, please contact:
Broadridge Financial Solutions, Inc.
(800) 542-1061

5.             How may I request a single set of proxy materials for my household?

If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write us at the address shown in the answer to question 3 above and request that a single set of proxy materials be sent to your household in the future.

6.             How may I request an electronic copy of the proxy materials?

You may sign up for future electronic delivery of proxy materials at www.proxyvote.comwww.proxyvote.com  by using your control number and following the instructions online.

7.             What should I do if I receive more than one set of proxy materials?

Under certain circumstances, you may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards.  For example, if you hold your shares in more than one brokerage account, you may receive a proxy card for each such brokerage account.  If you are a shareholder of record and your shares are registered in more than one name, or variation of a name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card that you receive.

Voting Information

8.             What matters will be acted on at the annual meeting?

The matters scheduled to be acted on at the annual meeting are:

(1)      To elect seven directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified;

(2)      To ratify the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2012; and

(3)      To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.  (See question below, “What happens if additional matters are presented at the meeting?”)

9.             How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of the scheduled items of business.

10.           What shares can I vote?

Each share of the Company’s common stock issued and outstanding as of the close of business on October 19, 2011 (the “Record Date”), is entitled to be voted on all items being voted on at the meeting.  You may vote all shares you own as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares for which you are the beneficial owner through a broker, trustee or nominee such as a bank.  On the Record Date, we had 8,010,919 shares of common stock issued and outstanding.

11.           How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting.  Shares held beneficially in “street name” may be voted in person at the meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

12.           How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or beneficially in “street name,” you may direct how your shares are voted without attending the meeting.  If you are a shareholder of record, you may vote by submitting a proxy as described below.  If you hold shares beneficially in “street name,” you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions below and those included on your proxy card, or the voting instruction card provided by your broker, trustee or nominee, as applicable.

By Mail – Shareholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes.  Beneficial holders may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

By Internet – Shareholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards.  Most shareholders who hold shares beneficially in “street name” may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustees or nominees.  Please check the voting instruction card for Internet voting availability.

By Telephone – Shareholders of record who live in the United States may submit proxies by following the “Vote by Telephone” instructions on their proxy cards.  Most shareholders who hold shares beneficially in “street name” and live in the United States may vote by telephone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees.  Please check the voting instruction card for telephone voting availability.

13.           What is the deadline for voting my shares?

If you hold the shares as the shareholder of record, your proxy must be received before the polls close at the meeting.  If you hold shares beneficially in “street name” with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.

14.           May I change my vote?

You may change your vote at any time prior to the vote at the meeting.  If you are a shareholder of record, you may change your vote in one of three ways: (1) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) by providing a written notice of revocation to the Corporate Secretary at the Company’s corporate office address prior to your shares being voted, or (3) by attending the meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.  For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

15.           Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

16.           How are votes counted and what is the voting requirement to approve each of the proposals?

A majority of the outstanding shares entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at the meeting.  If a quorum is not present, in person or by proxy, the meeting may be postponed or adjourned from time to time until a quorum is obtained.  Each outstanding share of our common stock is entitled to one vote on each matter submitted to a vote at the meeting.

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.   You may not cumulate your votes.  Thus, a shareholder is not entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among more than one nominee.  The election of each nominee as a director requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the election of directors and represented in person or by proxy at the meeting.

For each other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  The affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the meeting will decide each question brought before the meeting.  Therefore, if you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”  For this purpose, shares held by a broker, trustee or nominee who does not have discretionary authority to vote on a particular matter and who has not received voting instructions from the customer will not be deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but are counted as present for the purpose of determining the existence of a quorum.  If a proxy states how the shares are to be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.

17.           What happens if additional matters are presented at the meeting?

Other than the two items of business specifically described in this proxy statement, we are not aware of any other matter to be acted upon at the meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason one or more of our director nominees becomes unable to serve or for good cause will not serve, the persons named as proxy holders may vote your proxy for such other candidate or candidates as may be nominated.

18.           Who will serve as inspector of elections?

The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

19.           Who will bear the cost of soliciting votes for the meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities other than reimbursement of reasonable out-of-pocket expenses directly related to such solicitation.  Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

20.           Where can I find voting results from the annual meeting?

We intend to publish the final voting results from the annual meeting in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the annual meeting.

Stock Ownership Information

21.           What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Company shareholders may hold their shares directly in their own names or in “street name” through a broker or other nominee.  As summarized below, there are several distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Securities Transfer Corporation, you are the shareholder of record of such shares.  As the shareholder of record, you have the right to vote in person at the meeting or to grant your proxy directly to the Company or to a third party.  There is a proxy card enclosed with these materials for your use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares.   You are also invited to attend the meeting.  Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.  Since a beneficial owner is not a shareholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy from the broker, trustee or nominee holding your shares giving you the right to vote the shares.

22.           What happens if I have questions for the Company’s transfer agent?

You may contact the Company’s transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034
(469) 633-0101

Annual Meeting Information

23.           How can I attend the meeting?

You are entitled to attend the annual meeting if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the annual meeting.  You should be prepared to offer proof of identification for admittance.  If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, your ownership as of the Record Date may be verified prior to you being admitted to the meeting.  If you are not a shareholder of record but hold your shares through a broker, trustee or nominee (i.e., in “street name”), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to October 19, 2011, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  The Company may refuse admission to the annual meeting to anyone who does not provide proper identification upon request.

24.           How many shares must be present?

A majority of the issued and outstanding shares entitled to vote at the meeting must be represented in person or by proxy to satisfy the quorum requirements for holding the meeting and transacting business.  Proxies submitted by brokers who do not vote (“broker non-votes”) because they do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are counted as present for the purpose of determining the existence of a quorum, but not for any other purpose.

Shareholder Proposals, Director Nominations and Related Bylaw Provisions

25.           What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?

If a shareholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2012 annual meeting, the proposal must be received in proper form at the Company’s principal executive offices on or before July 5, 2012 in order to have the proposal included in the proxy materials of the Company for such meeting.  If a shareholder wishes to submit a proposal at the 2012 Annual Meeting of Shareholders outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), the shareholder must notify the Company in writing of such proposal on or before September 18, 2012 in order to have that proposal considered at such meeting.

To be in proper form, a shareholder’s notice must include information concerning the proposal or nominee.  A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel with regard to the SEC requirements.  The Company may exclude any proposal or nomination that does not meet the SEC’s requirements for submitting a proposal or nomination, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Notices of intention to submit proposals for or at the Company’s 2012 Annual Meeting of Shareholders should be addressed to:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax (469) 384-5061
E-mail: corporate_secretary@pihq.com

26.           How may I nominate or recommend individuals to serve as directors?

You may propose director candidates for consideration by the Board’s Nominating and Governance Committee.  Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above.  To nominate a director, follow the instructions set forth above in the answer to question number 25, plus submit a statement by the nominee acknowledging that he or she is willing to serve and, if elected, will owe a fiduciary obligation to the Company and its shareholders.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Company’s Articles of Incorporation and Bylaws provide that each director serves a one-year term, with all directors subject to annual election.   The Board has nominated seven incumbent directors for election at the annual meeting.  If elected, each director nominee will hold office until the next annual meeting or until his successor has been elected and qualified.  Each nominee has expressed his intention to serve the entire term for which election is sought.  The Board believes that all the nominees will be available to serve as directors.  If any director nominee becomes unable to serve or for good cause will not serve, the Board may recommend a substitute nominee or leave a vacancy and fill the vacancy later.  The shares represented by all valid proxies may be voted for the election of a substitute nominee if one is nominated.

The Board of Directors recommends a vote “FOR” each of the nominee directors.

The following is biographical information for the nominee directors.

Mark E. Schwarz, 51, became a director and Chairman of the Board of the Company in 2004.  Mr. Schwarz is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P., a private investment management firm he founded in 1993.  Newcastle Capital Management, L.P. is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company.  (See, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”)  Mr. Schwarz is also Chairman of the boards of directors of Hallmark Financial Services, Inc., Bell Industries, Inc. and Wilhelmina International, Inc., and a director of SL Industries, Inc. Within the past five years, Mr. Schwarz has also served as a director of MedQuist, Inc., Nashua Corporation, Vesta Insurance Group, Inc., and WebFinancial Corporation.  The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience and significant direct and indirect shareholdings in the Company.

Clinton J. Coleman, 34, became a director of the Company in 2007.  Mr. Coleman is Vice President of Newcastle Capital Management, L.P., a private investment firm that is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company.  (See,“Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”)  Mr. Coleman is a director of Wilhelmina International, Inc. and served as the Chief Executive Officer of Bell Industries, Inc., a company primarily providing information technology services, since 2007.  Mr. Coleman served as Interim Chief Financial Officer of the Company between July 2006 and January 2007.  Prior to joining Newcastle, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from 2003 to 2005. From 2002 to 2003, he served as an associate with Hunt Investment Group, L.P., a private investment group. Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS.  Mr. Coleman presently serves as a director of several privately held companies, including Bell Industries, Inc. and F&H Acquisition Corp., which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts.   Within the past five years, Mr. Coleman has also served as a director of Nashua Corporation.  The Board believes that Mr. Coleman should serve as a director of the Company due to his experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries.

William C. Hammett, Jr., 65, became a director of the Company in 2007.  Mr. Hammett is the Chief Executive Officer of iH3, LLC., an integrated wellness and fitness company working with physicians and hospitals targeting chronic illnesses.  He was the Chief Financial Officer and Executive Vice President of Pegasus Solutions, Inc., a global provider of reservations-related services and technology in the hospitality industry, from 2006 through 2008.  Mr. Hammett was the Chief Financial Officer and Senior Vice President for Dave & Buster’s, Inc., an operator of restaurant/entertainment complexes, from 2001 through 2006.  From 1997 to 2001, Mr. Hammett was self-employed in the restaurant industry.    From 1992 to 1997, Mr. Hammett was the Chief Financial Officer/Senior Vice President Accounting & Administration for La Quinta Inns, Inc., a national hotel chain.  Previously, he was employed by the accounting firm of PriceWaterhouseCoopers.  Within the past five years, Mr. Hammett has served as a director of Carreker Corporation.  The Board believes that Mr. Hammett should serve as a director of the Company due to his financial and management background and his experience in the restaurant, entertainment and hospitality industries.

Steven M. Johnson, 52, became a director of the Company in, 2006.  Mr. Johnson has since 2006 been the Chief Executive Officer of F&H Acquisition Corp., which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts.  From 1999 to 2006, Mr. Johnson served as Chief Executive Officer of Fox & Hound Restaurant Group.  From 1992 until 1998, Mr. Johnson was Chief Operating Officer for Coulter Enterprises, Inc., a Pizza Hut franchisee operating 100 Pizza Hut restaurants.  From 1985 through 1991, he was Controller for Fugate Enterprises, Inc., a Pizza Hut, Taco Bell and Blockbuster Video franchisee.  Previously, he was employed by the accounting firm of Ernst & Young.   Mr. Johnson is a certified public accountant. The Board believes that Mr. Johnson should serve as a director of the Company due to his financial and management background and his experience in the restaurant and franchising industries.

Robert B. Page, 52, became a director of the Company in 2004.  Mr. Page served as the Chief Executive Officer of Backyard Burgers, Inc. from 2009 to 2011.  He served as the Acting Chief Executive Officer of the Company from January through March, 2005.  He is also a former franchisee of Shoney’s, Inc., a family dining restaurant chain.  From 2000 until 2002, Mr. Page was Chief Operations Officer of Gordon Biersch Brewery Restaurant Inc., a group of casual dining restaurants.  From 1993 through 2000, he worked for Romacorp, Inc., which owned the Tony Roma’s chain of casual dining restaurants, where he was Chief Executive Officer and a board member from 1998 through 2000, and President and Chief Operations Officer from 1993 through 1998. The Board believes that Mr. Page should serve as a director of the Company due to his management experience and his expertise in the restaurant industry.

Ramon D. Phillips, 78, became a director of the Company in 2004.  He was previously a director of the Company from 1980 through 1989, and again from 1990 through 2002.  Mr. Phillips is retired.  He is the former Chairman of the Board, President, and Chief Executive Officer of Hallmark Financial Services, Inc., a property and casualty insurance holding company.  He served as Chairman, President, and Chief Executive Officer of Hallmark from 1989 through 2000, and continued as Chairman through 2001.  Prior to Hallmark, Mr. Phillips had twenty years experience in the franchise restaurant industry, serving as Chief Financial Officer of the Company from 1974 to 1989 and as Controller for Kentucky Fried Chicken, Inc. from 1969 to 1974.  The Board believes that Mr. Phillips should serve as a director of the Company due to his executive and board experience, his expertise in the franchise restaurant industry and his significant background with the Company.

James K. Zielke, 47, became a director of the Company in 2006. Mr. Zielke has since 2006 been the President and Chief Financial Officer of F&H Acquisition Corp., which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts.  From 1997 to 2006, Mr. Zielke served as Chief Financial Officer, Treasurer and Secretary of Fox & Hound Restaurant Group.  Prior to his employment with Fox & Hound, Mr. Zielke served as Senior Director-Tax for PepsiCo Restaurant Services Group, Inc., which provided services to the Kentucky Fried Chicken, Pizza Hut and Taco Bell restaurant chains.  From 1993 through 1997, Mr. Zielke was employed by Pizza Hut, Inc., most recently as Director-Tax from 1995 through 1997.  Previously, he was employed by the accounting firm of Ernst & Young.  Mr. Zielke is a certified public accountant.   The Board believes that Mr. Zielke should serve as a director of the Company due to his financial expertise and his background in the restaurant industry.

There are no family relationships among any of our directors or executive officers.  Company stock ownership for each director nominee is shown under the heading “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers” and is based upon information furnished by the respective individuals.

PROPOSAL TWO:

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected Montgomery Coscia Greilich LLP, independent registered public accounting firm, as the independent auditors of the Company for fiscal year 2012.  As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification.  Shareholder ratification of the appointment is not required by our bylaws or by any other applicable law.  In the event our selection of auditors is not ratified by a majority of the shares of Common Stock present or represented by proxy at the annual meeting, the Audit Committee will reconsider whether or not to retain Montgomery Coscia Greilich LLP.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

A representative of Montgomery Coscia Greilich LLP is expected to be present at the annual meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2012.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our shareholders well and maintaining the Company’s integrity in the marketplace.  The Company has adopted a Code of Business Conduct that applies to all Company employees and directors and a Financial Code of Conduct for financial managers.  These codes work in conjunction with the Company’s Articles of Incorporation, Bylaws and various Board committee charters, and together form the framework for governance of the Company.  These documents are available at the Company’s website at www.pizzainn.com.  We will post on this website any amendments to the Code of Business Conduct or waivers of the Code of Business Conduct for directors or executive officers.

The business of the Company is managed under the direction of the Board.  Each director is expected to make reasonable efforts to attend board meetings, meetings of committees of which such director is a member and the annual meeting of shareholders.  The Board intends to comply with the corporate governance requirements of the SEC and The Nasdaq Stock Market (“Nasdaq”) in order to assure that the Board will have the necessary practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management.

Board Independence and Independence Standards

Each of the Company’s current directors qualifies as “independent” in accordance with published Nasdaq listing requirements.  An independent director must not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board considers all relevant facts and circumstances in assessing each director’s relationship with the Company.  Independent directors meet at least twice annually apart from management representatives.

Board Structure and Committee Composition

The Board has four standing committees: (1) Executive Committee, (2) Audit Committee, (3) Compensation Committee, and (4) Nominating and Governance Committee.  Current copies of the charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee are available on the Company’s website at www.pizzainn.comhttp://www.pizzainn.com.  Below is a description of the functions performed by each committee.  Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.  The Board has determined that each member of each committee meets the applicable laws and regulations regarding “independence” when applicable and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Executive Committee.  The Executive Committee considers issues as directed by the Chairman of the Board.  It also may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as otherwise limited by Missouri law.

Audit Committee.  The responsibilities of the Audit Committee include reviewing: (a) the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) the Company’s auditing, accounting and financial reporting processes generally; and (d) the terms of transactions between the Company and related parties. The Audit Committee also performs such other functions as the Board may from time to time assign to the committee.  In performing its duties, the committee seeks to maintain an effective working relationship with the Board, the independent accountants and management of the Company.  The specific duties and functions of the Audit Committee are set forth in the Audit Committee Charter.  This charter is reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidelines, and evolving practices.

The report of the Audit Committee is included in this proxy statement.

Compensation Committee.  The primary responsibilities of the Compensation Committee are: (a) to review and recommend to the Board the compensation of the Chief Executive Officer and other officers of the Company; (b) to review executive bonus plan allocations; (c) to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; (d) to oversee the Company’s administration of its equity-based compensation and other benefit plans; and (e) to approve grants of stock options to officers and employees of the Company under its stock option plans.  The Board determines whether the Compensation Committee will take action as a committee or will make recommendations to the Board.  In fiscal 2011, the Compensation Committee determined the compensation of the Company’s executive officers and delegated compensation determinations for other employees to Charles R. Morrison, the Company’s President and Chief Executive Officer.  It is the Company’s practice to have the Chief Executive Officer make recommendations to the Compensation Committee with regard to compensation for its other executive officers. The specific duties and functions of the Compensation Committee are set forth in its charter.  This charter is reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidelines and evolving practices.

Nominating and Governance Committee.  The primary responsibilities of the Nominating and Governance Committee are: (a) to recommend the slate of director nominees for election to the Board; (b) to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings; and (c) to review, evaluate and recommend changes to the Company’s corporate governance practices.  The Nominating and Governance Committee’s role includes periodic review of the compensation paid to non-employee directors for annual retainers and meeting fees and making recommendations to the Board for any adjustments.  The specific responsibilities and functions of the Nominating and Governance Committee are set forth in its charter.

Review and Evaluation of Director Qualifications

From time to time the Nominating and Governance Committee reviews the Board to assess the skills and characteristics required of Board members in the context of the current composition of the Board.  This assessment involves numerous facets, including: diversity of background, business experience and other factors; understanding of and achievements in the restaurant industry; board service; business, finance, and marketing expertise; and community involvement.  These factors, and any other qualifications considered useful by the Nominating and Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point.  As a result, the priorities and emphasis of the Nominating and Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members.  Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Nominating and Governance Committee has not established specific minimum criteria or qualifications that a nominee must possess.

Identifying and Evaluating Candidates for Director

When Board vacancies are anticipated or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director.  The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.  In general, candidates for nomination to the Board are suggested by Board members or by employees, and may come from professional search firms or shareholders.  In fiscal 2011, the Company did not employ a search firm or pay fees to third parties in connection with seeking or evaluating Board nominee candidates.  Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders on a timely basis, the Nominating and Corporate Governance Committee will evaluate director candidates recommended by shareholders by following substantially the same process, and applying substantially the same criteria, as it follows for director candidates submitted by Board members.

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include finding candidate’s who bring the background, knowledge, experience, skill sets, and expertise that would strengthen and increase the diversity of the Board. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Shareholder Recommendations and Nominations

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations of candidates for membership on the Board, as described above under “Identifying and Evaluating Candidates for Director.” Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Governance Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail: corporate_secretary@pihq.com

Shareholders may nominate directors for consideration at an annual shareholders meeting and solicit proxies in favor of such nominees.  The Nominating and Governance Committee evaluates candidates proposed by shareholders using the same criteria as for other candidates.  For a description of the process for nominating directors in accordance with the Company’s Bylaws, see “Questions and Answers – Shareholder Proposals, Director Nominations and Related Bylaw Provisions – 26.  How may I recommend or nominate individuals to serve as directors?”  The Company has not received any shareholder nominations for director for the 2011 annual meeting.

Board and Committee Meetings

The Board met five times during the last fiscal year and had one telephonic meeting.  The Company encourages all directors to attend each annual meeting of the shareholders, but has no formal policy requiring attendance.  All current directors attended the prior year’s annual shareholders meeting and 75% or more of the Board meetings and meetings of the committees on which they served.  Below is a table that provides current membership and fiscal year 2011 meeting information for each of the Board committees:

Name	Executive	Audit	Compensation	Nominating & Governance
Mark E. Schwarz	X*
Clinton J. Coleman			X*	X*
William C. Hammett, Jr.		X		X
Steven M. Johnson			X
Robert B. Page	X	X
Ramon D. Phillips	X	X*	X
James K. Zielke				X
Number of Meetings in Fiscal 2011	0	3	3	0
*    Committee Chairman

Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company, providing day to day leadership and achieving the performance goals of the Company.  The Chairman of the Board leads the activities of the Board in providing oversight to management, provides guidance to the Chief Executive Officer and serves as a liaison between management and the Board.  The Board believes that separating the roles of the Chairman and Chief Executive Officer enhances the ability of the Board to objectively evaluate the management and operations of the Company for the benefit of shareholders.

Risk Oversight

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  Through committee reports, the entire Board of Directors is regularly informed regarding the nature and management of the risks overseen by each of its committees.

Communications from Shareholders to the Board

The Board recommends that shareholders initiate any communications with the Board in writing in care of:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail: corporate_secretary@pihq.com

This centralized process assists the Board in reviewing and responding appropriately to shareholder communications.  The names of specific intended Board members should be noted in the communication.  The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients.  However, the Board has also instructed the Corporate Secretary to review such correspondence prior to forwarding and in his discretion not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.  In such cases, the correspondence may be forwarded elsewhere in the Company for review and possible response.

Director Compensation

The Chairman of the Board receives an annual retainer of $23,000 and the other non-employee directors receive an annual retainer of $17,000.  Each non-employee director additionally receives a fee of $1,000 for each Board meeting attended and a fee of $250 for each Committee meeting attended. Directors are also reimbursed for their reasonable expenses in connection with attending Board and committee meetings.

 In addition to an annual retainer and meeting fees, each non-employee director is eligible to receive stock option awards under the 2005 Non-Employee Directors Stock Option Award Plan (the “2005 Directors Plan”).  Under the 2005 Directors Plan, eligible directors automatically receive, as of the first day of the Company’s fiscal year, options for Common Stock equal to twice the number of shares of Common Stock purchased during the preceding fiscal year or purchased by exercise of previously granted options during the first ten days of the current fiscal year.   Stock options granted under the 2005 Directors Plan have an exercise price equal to the market price of the Common Stock on the date of grant, are first exercisable one year after grant and expire to the extent unexercised after ten years.  Each eligible director is entitled to options for no more than 40,000 shares per fiscal year under the terms of the 2005 Directors Plan.

The following table summarizes compensation earned by each of our non-employee directors who served in such capacity during fiscal 2011.

Name	Fees Earned ($)	Option Awards ($) (1)	Total ($)

Mark E. Schwarz (2)	$28,000	--	$28,000

Clinton J. Coleman (2)	$22,750	--	$22,750

William C. Hammett, Jr. (2)	$22,750	$9,233	$31,983

Steven M. Johnson (2)	$22,750	--	$22,750

Robert B. Page (2)	$22,750	--	$22,750

Ramon D. Phillips (2)	$22,500	--	$22,500

James K. Zielke (2)	$22,000	$8,082	$30,082

(1)
Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model.  Assumptions used in calculating this amount are included in Note H to the Company’s Annual Report on Form 10-K for the fiscal year ended June 26, 2011.

(2)
In fiscal 2011, stock options to purchase 9,800 and 11,196 shares were granted under the 2005 Directors Plan to Messrs. Hammett, and Zielke, respectively.  As of June 26, 2011, Messrs. Page and Phillips held no unexercised stock options and Messrs. Schwarz, Coleman, Hammett, Johnson and Zielke held unexercised stock options for 80,000, 71,506, 40,000, 60,000 and 55,000 shares, respectively.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company’s current executive officers:

Name	Age	Position	Executive Officer Since
Charles R. Morrison	43	President and Chief Executive Officer	2007
Nancy A. Ellefson	54	Vice President of Finance, Principal Accounting Officer and Secretary	2008
Madison A. Jobe	56	Senior Vice President and Chief Operating Officer	2009

Charles R. Morrison was appointed President and Chief Executive Officer of the Company in December 2007.  He was appointed Chief Financial Officer in January 2007 and later appointed Interim President and Chief Executive Officer in August 2007.   Prior to joining the Company, Mr. Morrison was with Metromedia Restaurant Group from 2004 through 2006, serving as President for Steak and Ale and The Tavern casual dining restaurants and also previously serving as Chief Financial Officer for Steak and Ale and Ponderosa Restaurants, which were each divisions of Metromedia.  Prior to his tenure at Metromedia, he was Vice President of Finance for Kinko’s, Inc., a document reproduction and services company.

Nancy A. Ellefson was appointed Vice President of Finance and Principal Accounting Officer of the Company in June 2008.  From 2005 until joining the Company, Ms. Ellefson provided financial consulting services to the restaurant management and services companies of Preferred Restaurant Services and Apex Restaurant Group.  From 2000 to 2005, she was with Furr’s Restaurant Group, Inc., owner of Furr’s Family Dining restaurants, serving as Controller and Vice President of Finance.  During 2004 and 2005, Ms. Ellefson was Controller for Toscorp, Inc., an owner of high-end Italian restaurants, and prior to that held controller and finance positions in various unrelated industries.  Ms. Ellefson is a certified public accountant.

Madison A. Jobe was appointed Senior Vice President and Chief Operating Officer of the Company in April 2010.  He was appointed Vice President of Development in February 2009.  Prior to joining the Company, Mr. Jobe was Vice President of Franchise Development for Stockade Companies, LLC from May 2004 to February 2009. From 2001 to 2004, Mr. Jobe served as Vice President of Franchise Development for Ruby’s Diner, Inc.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned during the fiscal years ending June 26, 2011, and June 27, 2010, by all current executive officers of the Company:

Name and Principal Position(s)	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($) (1)(2)	All Other Compensation ($) (3)	Total ($)
Charles R. Morrison (President and Chief Executive Officer)	2010 2011	$275,000 300,000	$24,063 22,500	$0 8,381	$2,115 2,823	$301,178 333,704
Nancy A. Ellefson (Vice President of Finance, Principal Accounting Officer and Secretary)	2010 2011	$140,000 150,000	$4,900 2,000	$0 6,245	$2,800 2,983	$147,700 161,228
Madison A. Jobe (Senior Vice President and Chief Operating Officer)	2010 2011	$133,077 150,000	$29,543 14,488	$0 11,267	$2,562 3,004	$165,182 178,759

(1)
Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model.  Assumptions used in calculating this amount are included in Note H to the Company’s Annual Report on Form 10-K for the fiscal year ended June 26, 2011.

(2)
On January 13, 2010, Mr. Morrison, Ms. Ellefson and Mr. Jobe were conditionally granted options to purchase 75,000, 25,000 and 25,000 shares, respectively, at the grant date fair market value.  On September 20, 2010, Mr. Morrison, Ms. Ellefson and Mr. Jobe were conditionally granted options to purchase 50,000, 10,000 and 40,000 shares, respectively, at the grant date fair market value.  In each case, these conditional options were earned by the purchase of Common Stock.   The number of options earned equals two times the number of shares purchased on or before the first anniversary of the award (excluding shares purchased upon the exercise of other options).  These options vest 10%, 20%, 30% and 40% on the first, second, third and fourth anniversaries of the grant date. (See, “Outstanding Equity Awards at Fiscal Year-End.”)

(2)	Represents 401K employer match.

EMPLOYMENT AGREEMENTS

Charles R. Morrison entered into an employment letter with the Company on January 31, 2007, in connection with his appointment as Chief Financial Officer.  Mr. Morrison’s employment letter originally provided for an annual base salary of at least $250,000, a bonus of $40,000 due on June 24, 2007, and an annual bonus based on criteria established annually by the Compensation Committee.  Upon his appointment as President and Chief Executive Officer in December 2007, Mr. Morrison’s compensation structure was revised to provide a base salary of at least $275,000 annually and bonus potential of up to 50% of his base salary.  In the event that Mr. Morrison is terminated other than for “cause” (as defined in his employment letter), he is entitled to severance benefits equal to three months of annual base salary and continuation of health benefits for three months.

There are no employment agreements with any other current executive officers.  The other current executive officers are not covered under a general severance plan and any severance benefits payable to them would be determined by the Compensation Committee in its discretion.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding equity awards at June 26, 2011 for all current executive officers of the Company.

Option Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Number of Securities Underlying Unexercised Unearned Options (#) (1)(2)	Option Exercise Price ($)	Option Expiration Date
Charles R. Morrison (President and Chief Executive Officer)	60,000 30,000 22,500 --	40,000 20,000 52,500 13,420	-- -- -- 36,580	$2.23 $2.91 $2.51 $1.89	09/25/2017 12/20/2017 08/20/2018 09/20/2020
Nancy A. Ellefson (Vice President of Finance and Principal Accounting Officer)	4,500 --	10,500 10,000	-- --	$2.51 $1.89	08/20/2018 09/20/2020
Madison A. Jobe (Senior Vice President and Chief Operating Officer)	4,500 911 --	10,500 8,199 10,000	-- -- 15,000	$2.00 $1.61 $1.89	02/10/2019 01/13/2020 9/20/2020

(1)	Options vest 10%, 20%, 30% and 40% on the first, second, third and fourth anniversaries of the grant date, respectively.

(2)
Options are earned by the purchase of Common Stock.   The number of options earned is equal to two times the number of shares purchased on or before the first anniversary of the award (excluding shares purchased upon the exercise of other options).

*

INDEPENDENT AUDITORS

Effective October 2009, the Company dismissed BDO Seidman, LLP (“BDO”) and retained Montgomery Coscia Greilich LLP (“MCG”) as its independent registered public accounting firm. The decision to change auditors was approved by the Audit Committee of the Company’s board of directors.  MCG has audited the Company’s financial statements for the fiscal years ended June 26, 2011 and June 27, 2010.  A representative of MCG is expected to be present at the annual meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

BDO’s report on the Company’s financial statements as of and for the fiscal year ended June 28, 2009 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two fiscal years ended June 28, 2009, (i) there was no disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with their reports, (ii) there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K,  and (iii) the Company did not consult with MCG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.  A copy of a letter from BDO to the SEC concurring with the foregoing statements is attached as Exhibit 16.1 to the Company’s Form 8-K filed on October 8, 2009.

The following table shows the fees the Company paid or accrued for audit and other services provided by MCG for fiscal years 2010 and 2011.

	2011	2010
Audit Fees	$85,000	$95,000
Audit-Related Fees	--	--
Tax Fees	$42,999	$53,578
All Other Fees	$4,214	--
Total	$132,213	$148,578

Audit Fees.  This category represents aggregate fees billed by MCG for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 26, 2011 and June 27, 2010, respectively, and the reviews of the financial statements included in the Company’s Forms 10-Q for those fiscal years.

Tax Fees.  These fees consist of amounts billed by MCG for work related to tax return preparation and related services.

All Other Fees.  These fees represent services provided by MCG in connection with the conversion of our corporate organization to a new holding company structure.

Pre-Approval of Services of the Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent auditors.  Audit Committee policy requires all services provided by MCG to be pre-approved by the Audit Committee.  Pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular defined task or scope of work and is subject to a specific budget.  In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee.  In fiscal 2011, all audit and non-audit services performed by MCG were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.  The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board.  The Audit Committee reviews its charter on an annual basis.  Each of the members is independent as defined by all Nasdaq and SEC requirements.  The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Phillips, is an “audit committee financial expert,” as defined by SEC rules and regulations.  This designation does not impose upon Mr. Phillips any duty, obligation or liability that is greater than is generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert does not affect the duty, obligation or liability of any other member of the Audit Committee or the Board.  For an overview of Mr. Phillips’ relevant experience, see “Election of Directors” above.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended June 26, 2011.  It also discussed with MCG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).  In addition, the Audit Committee has received the written disclosures and the letter from MCG required by applicable requirements of the PCAOB regarding MCG’s communications with the Audit Committee concerning independence and the Audit Committee discussed with MCG that firm’s independence.

The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.  The Company’s independent auditor, MCG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.

Based on the discussions with MCG concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 26, 2011 be included in the Company’s 2011 Annual Report on Form 10-K for filing with the SEC.

 Submitted to the Board by the undersigned members of the Audit Committee.

Audit Committee

Ramon D. Phillips, Chairman
Robert B. Page
William C. Hammett, Jr.

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report therein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of the Record Date concerning beneficial ownership of the Common Stock of the Company by:

•           Any person or group known to beneficially own more than 5% of the Company’s Common Stock;
•           Each director and executive officer of the Company; and
•           All directors and executive officers as a group (seven directors and three executive officers).

The information provided in the table is based on the Company’s records, information filed with the SEC and other information provided to the Company.  The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and includes any shares that the person or group has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company, and (c) the directors and executive officers have not pledged as security any of the shares beneficially owned by them.

Beneficial Owner	No. of Shares Beneficially Owned	Percent Of Class

5% Beneficial Owners:

Newcastle Partners, L.P. (1)	1,729,771	21.6
Newcastle Partners, L.P. (2)(3) Newcastle Capital Management, L.P. (2)(3) Newcastle Capital Group, L.L.C. (2)(3) Newcastle Focus Fund II, L.P. (2)(3) Hallmark Financial Services, Inc. (2)(3) American Hallmark Insurance Company of Texas (2)(3) Hallmark Insurance Company (2)(3) Hallmark Specialty Insurance Company (2)(3) Mark E. Schwarz (2)(3) Clinton J. Coleman (2)(3)	3,040,550	37.3

Directors and Executive Officers:

Mark E. Schwarz (2)(3)	3,040,550	37.3
Clinton J. Coleman (2)(3)	3,040,550	37.3
William C. Hammett, Jr. (4)	60,000	*
Steven M. Johnson (4)	95,000	*
Robert B. Page	---	---
Ramon D. Phillips (5)	16,923	*
James K. Zielke (4)	83,500	*
Charles R. Morrison (4)(6)	229,977	2.8
Nancy A. Ellefson (4)	15,000	*
Madison Jobe (4)	27,700	*

All directors and executive officers (3)(4)(5)(6)	3,320,416	38.9

*Represents less than 2%.

(1)
The general partner of Newcastle Partners, L.P. (“NP”) and Newcastle Focus Fund II, L.P. (“NFF”) is Newcastle Capital Management, L.P. (“NCM”), the general partner of NCM is Newcastle Capital Group, L.L.C. (“NCG”), and the managing member of NCG is Mark E. Schwarz. Accordingly, each of NCM, NCG and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock directly owned by NP.

(2)
NP, NFF, NCM, NCG, Mr. Schwarz, Mr. Coleman, Hallmark Financial Services, Inc. (“HFS”), American Hallmark Insurance Company of Texas (“AHIC”), Hallmark Insurance Company (“HIC”) and Hallmark Specialty Insurance Company (“HSIC”) may be considered a “group” for purposes of Section 13(d)(3) of the Exchange Act.  Accordingly, each member of such group may be deemed to share voting and investment power over and beneficially own all shares of the Common Stock owned by all other members of the group.   The address for NP, NFF, NCM, NCG, Mr. Schwarz and Mr. Coleman is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.  The address for HFS, AHIC, HIC and HSIC is 777 Main Street, Suite 1000, Fort Worth, Texas  76102.

(3)
Includes (a) 1,729,771 shares directly owned by NP, (b) 17,048 shares directly owned by NFF, (c) 782,395 shares directly owned by AHIC, (d) 124,117 shares owned by HIC, (e) 124,117 shares owned directly by HSIC, (f) 55,843 shares directly owned by Mr. Schwarz and 80,000 shares which may be acquired by Mr. Schwarz pursuant to currently exercisable options, and (g) 55,753 shares directly owned by Mr. Coleman and 71,506 shares which may be acquired by Mr. Coleman pursuant to currently exercisable options.

(4)
Includes the following shares which may be acquired pursuant to options exercisable currently or within 60 days of the Record Date:  (a) for Mr. Hammett, 40,000 shares; (b) for Mr. Johnson, 60,000 shares; (c) for Mr. Zielke, 55,000 shares; (d) for Mr. Morrison, 198,496 shares; (e) for Ms. Ellefson, 10,000 shares; and (f) for Mr. Jobe, 6,700 shares.

(5)	Includes 5,333 shares over which Mr. Phillips shares voting and dispositive power by virtue of his position as a director and officer of the corporation holding such shares.

(6)	Includes 6,710 shares held by an IRA for the benefit of Mr. Morrison’s spouse, over which shares Mr. Morrison shares voting and dispositive power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and beneficial owners of more than 10% of the Common Stock to report their ownership of and transactions in the Common Stock to the SEC and to furnish the Company with copies of such reports.  The Company believes that, during the preceding fiscal year, all of the Company’s executive officers, directors and beneficial owners of more than 10% of Common Stock timely filed all reports required by Section 16(a) of the Act, except as follows: (a) AHIC was late in filing two Form 4’s reporting a purchase of shares, (b) HSIC was late in filing one Form 4 reporting a purchase of shares, and (c) Mr. Johnson was late in filing one Form 4 reporting a purchase of shares.  In making these statements, the Company has relied upon examination of copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the representations of its directors, executive officers and 10% shareholders.

MISCELLANEOUS

A copy of our 2011 Annual Report, which includes our Form 10-K for the fiscal year ended June 26, 2011, is enclosed.  Shareholders may request another free copy of our 2011 Annual Report from:

Pizza Inn Holdings, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Current and prospective investors may also access the 2011 Annual Report on the Investor Relations page of our web site at:

www.pizzainn.com

We will also furnish any exhibit to the 2011 Form 10-K as specifically requested.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 2, 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY OTHER DATE.